UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — August 8, 2006

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of Incorporation)	001-32938 (Commission File Number)	98-0481737 (I.R.S. Employer Identification No.)
43 Victoria Street
Hamilton HM 12, Bermuda
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (441) 278-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: SECOND QUARTER 2006 FINANCIAL SUPPLEMENT

Item 2.02. Results of Operations and Financial Condition
On August 8, 2006, Allied World Assurance Company Holdings, Ltd issued a press release reporting its second quarter 2006 results and the availability of its second quarter financial supplement. The press release and the financial supplement are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits

Exhibit
Number	Description

99.1	Press release, dated August 8, 2006, reporting second quarter results

99.2	Second Quarter 2006 Financial Supplement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: August 8, 2006

ALLIED WORLD ASSRUANCE COMPANY HOLDINGS, LTD
By:	/s/ Joan H. Dillard
	Name:	Joan H. Dillard
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated August 8, 2006, reporting second quarter results

99.2	Second Quarter 2006 Financial Supplement